UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 24, 2006

Wave Wireless Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25356	77-0289371
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1996 Lundy Avenue, San Jose, California		95131
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	408.943.4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 27, 2006, the Registrant ented into an Exchange Agreement with SDS Capital Group Spc, Ltd. ("SDS"), pursuant to which SDS agreed to convert $1,230,475 in principal and accrued interest due under the terms of a promissory note, dated October 1, 2005, into a number of shares of the Registrant's Series J Convertible Preferred Stock with an aggregate face value of $1,952,387 (the "Series J Shares"), and warrants to purchase a total of 7,809,548 shares of the Registrant's Common Stock at an exercise price of $.12 per share ("Series J Warrants"). The Series J Shares will be convertible into a number of shares of Common Stock equal to the aggregate face value of the Series J Shares divided by a coversion price of $0.075 per share, or 26,031,827 shares of Common Stock. The Registrant intends to file with the Delaware Secretary of State a Certificate of Designation of the Relative Rights and Preferences of the Series J Shares, and issue the Series J Shares and Series J Warrants to SDS under the terms of the Exchange Agreement, on or before April 7, 2006.

The execution and delivery of the Exchange Agreement is a condition to the consummation of the merger with WaveRider Communications Inc.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Series H Convertible Preferred Stock.

On March 24, 2006, the Registrant filed with the Delaware Secretary of State, a Certificate of Designation of the Relative Rights and Preferences of the Series H Convertible Preferred Stock (the "Series H Certificate"), thereby creating out of the authorized shares of the preferred stock, par value $0.0001 per share (the "Preferred Stock"), of the Registrant, a series of Preferred Stock designated as the Series H Convertible Preferred Stock (the "Series H Preferred Stock"). The Series H Preferred Stock consists of 2,000 shares. The conversion price of the Series H Preferred Stock is $0.15 per share, subject to certain adjustments.

Rank: Upon the liquidation, dissolution or winding up of the affairs of the Registrant, the Series H Preferred Stock shall rank (a) prior to the Registrant’s Common Stock, Series A Junior Participating Preferred Stock, Series I Convertible Preferred Stock, and all other classes and series of the Registrant’s capital stock hereafter created that, by their terms, rank junior to the Series H Preferred Stock (the "Series H Junior Stock"); (b) pari passu with the Series G Convertible Preferred Stock and all classes and series of the Registrant’s capital stock hereafter created that, by their terms, rank on parity with the Series H Preferred Stock (the "Series H Pari Passu Stock"); and (c) junior to the Registrant's Series E Convertible Preferred Stock, Series F Convertible Preferred Stock, and all classes and series of the Registrant’s capital stock hereafter created that, by their terms, rank senior to the Series H Preferred Stock (the "Series H Senior Stock"). The Series H Preferred Stock shall be subordinate to and rank junior to all indebtedness of the Registrant now or hereafter outstanding.

Dividends: Whenever the Board of Directors declares a dividend on the Common Stock each holder of record of a share of Series H Preferred Stock, or any fraction of a share of Series H Preferred Stock, on the date set by the Board of Directors to determine the owners of the Common Stock of record entitled to receive such dividend (the "Record Date") shall be entitled to receive, out of any assets at the time legally available therefor, an amount equal to such dividend declared on one share of Common Stock multiplied by the number of shares of Common Stock into which such share, or such fraction of a share, of Series H Preferred Stock could be converted on the Record Date.

Voting Rights: The holders of the Series H Preferred Stock shall have the right to vote as a separate class, as set forth in the Series H Certificate. So long as any shares of the Series H Preferred Stock remain outstanding, the Registrant shall not, without the affirmative vote or consent of the holders of at least three-fourths (3/4) of the shares of the Series H Preferred Stock then outstanding, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series H Preferred Stock vote separately as a class: (i) amend, alter or repeal the provisions of the Series H Preferred Stock so as to adversely affect any right, preference, privilege or voting power of the Series H Preferred Stock; or (ii) effect any distribution with respect to any Series H Junior Stock.

Except with respect to transactions upon which the Series H Preferred Stock shall be entitled to vote separately as a class, and except as otherwise required by the Delaware General Corporation Law, the Series H Preferred Stock shall not have any voting rights. The Common Stock into which the Series H Preferred Stock is convertible shall, upon issuance, have all of the same voting rights as any other shares of issued and outstanding Common Stock of the Registrant.

Liquidation Preference: In the event of the liquidation, dissolution or winding up of the affairs of the Registrant, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Registrant and after payment or provision for payment of all amounts due to the holders of Series H Senior Stock (if any), the holders of shares of the Series H Preferred Stock then outstanding shall be entitled to receive, out of the assets of the Registrant, whether such assets are capital or surplus of any nature, an amount equal to $1,000.00 per share (the "Series H Liquidation Preference Amount") of the Series H Preferred Stock before any payment shall be made or any assets distributed to the holders of any Series H Junior Stock. After payment of the full Series H Liquidation Preference Amount to which each holder is entitled, such holders of shares of Series H Preferred Stock will not be entitled to any further participation as such in any distribution of the assets of the Registrant.

Conversion: After issuance of the Series H Preferred Stock, the holders of Series H Preferred Stock may elect to convert their shares of Series H Preferred Stock into Common Stock of the Registrant. In the event that the number of shares of Common Stock beneficially owned by the holder amount to less than 4.99% of the shares of Common Stock outstanding at such time, the Registrant may, at its option, compel such holder to convert such portion of the Series H Preferred Stock owned by such holder into shares of Common Stock such that the total number of shares of Common Stock beneficially owned by such holder after such conversion shall equal up to 4.99%, but not more, of the shares of Common Stock outstanding after such conversion.

The Registrant intends to issue shares of the Series H Preferred Stock in connection with the consummation of the merger with WaveRider Communications Inc.

(b) Series I Convertible Preferred Stock.

On March 24, 2006, the Registrant filed with the Delaware Secretary of State, a Certificate of Designation of the Relative Rights and Preferences of the Series I Convertible Preferred Stock, thereby creating out of the authorized shares of the Preferred Stock of the Registrant, a series of Preferred Stock designated as the Series I Convertible Preferred Stock (the "Series I Preferred Stock"). The Series I Preferred Stock consists of 200 shares and the face amount of the Series I Preferred Stock shall be $1,000 per share. The conversion price of the Series I Preferred Stock is $0.01 per share, subject to certain adjustments.

Rank: Upon the liquidation, dissolution or winding up of the affairs of the Registant, the Series I Preferred Stock shall rank: (a) prior to all classes and series of the Registrant’s capital stock hereafter created that, by their terms, rank junior to the Series I Preferred Stock (the "Series I Junior Stock"); (b) pari passu with (i) the Registrant’s Common Stock, on an as-converted basis, assuming the conversion of all shares of Series I Preferred Stock then outstanding into shares of Common stock, and (ii) all other classes and series of the Registrant’s capital stock hereafter created that, by their terms, rank on parity with the Series I Preferred Stock (the "Series I Pari Passu Stock"); and (c) junior to the Registrant’s Series A Junior Participating Preferred Stock, Series E Convertible Preferred Stock, Series F Convertible Preferred Stock, Series G Convertible Preferred Stock, Series H Convertible Preferred Stock and all other classes and series of the Registrant’s capital stock hereafter created that, by their terms, rank senior to the Series I Preferred Stock (the "Series I Senior Stock"). The Series I Preferred Stock shall be subordinate to and rank junior to all indebtedness of the Registrant now or hereafter outstanding.

Dividends. Whenever the Board of Directors declares a dividend on the Common Stock each holder of record of a share of Series I Preferred Stock, or any fraction of a share of Series I Preferred Stock, on the date set by the Board of Directors to determine the owners of the Common Stock of record entitled to receive such dividend (the "Record Date") shall be entitled to receive, out of any assets at the time legally available therefor, an amount equal to such dividend declared on one share of Common Stock multiplied by the number of shares of Common Stock into which such share, or such fraction of a share, of Series I Preferred Stock could be converted on the Record Date.

Voting Rights. The Series I Preferred Stock shall have the following class voting rights. So long as any shares of the Series I Preferred Stock remain outstanding, the Registrant shall not, without the affirmative vote or consent of the holders of at least three-fourths (3/4) of the shares of the Series I Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series I Preferred Stock vote separately as a class: (i) amend, alter or repeal the provisions of the Series I Preferred Stock so as to adversely affect any right, preference, privilege or voting power of the Series I Preferred Stock; or (ii) effect any distribution with respect to Series I Junior Stock.

Except with respect to transactions upon which the Series I Preferred Stock shall be entitled to vote separately as a class, and except as otherwise required by the Delaware General Corporation Law, the Series I Preferred Stock shall have no voting rights. The Common Stock into which the Series I Preferred Stock is convertible shall, upon issuance, have all of the same voting rights as other issued and outstanding Common Stock of the Registrant.

Conversion: After issuance of the Series I Preferred Stock, the holders of Series I Preferred Stock may elect to convert their shares of Series I Preferred Stock into Common Stock of the Registrant. In the event that the number of shares of Common Stock beneficially owned by the holder amount to less than 4.99% of the shares of Common Stock outstanding at such time, the Registrant may, at its option, compel such holder to convert such portion of the Series I Preferred Stock owned by such holder into shares of Common Stock such that the total number of shares of Common Stock beneficially owned by such holder after such conversion shall equal up to 4.99%, but not more, of the shares of Common Stock outstanding after such conversion.

The Registrant intends to issue shares of the Series I Preferred Stock in connection with the consummation of the merger with WaveRider Communications Inc.

Additional Information

The Registrant has filed a registration statement (File No. 333-131357), including a proxy statement of WaveRider Communications Inc., and other materials with the Securities and Exchange Commission ("SEC") in connection with the merger with WaveRider. The Registrant urges investors to read these documents when they become available because they will contain important information. Investors can obtain free copies of the registration statement and proxy statement, as well as other filed documents containing information about the Registrant and WaveRider, at www.sec.gov, the SEC's website. Investors may also obtain free copies of these documents at www.wavewireless.com/about/investors.html. Free copies of WaveRider's filings are available at www.waverider.com.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wave Wireless Corporation

March 28, 2006	By:	Daniel W. Rumsey

Name: Daniel W. Rumsey
Title: Acting Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

4.1	Certificate of Designation of the Relative Rights and Preferences of the Series H Convertible Preferred Stock
4.2	Certificate of Designation of the Relative Rights and Preferences of the Series I Convertible Preferred Stock
10.1	Exchange Agreement, dated March 27, 2006, by and between SDS Capital Group Spc, Ltd. and Wave Wireless Corporation